                                                             UNITED STATES

                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        WASHINGTON, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                                    Date of Report: March 19, 2002
                                                   (Date of earliest event reported)

                                                      THE PHOENIX COMPANIES, INC.
                                        (Exact name of registrant as specified in its charter)

                Delaware                                   1-16517                                06-0493340
     (State or other jurisdiction of              (Commission File Number)             (IRS Employer Identification No.)
             incorporation)

                                          One American Row, Hartford, Connecticut 06102-5056
                                          (Address of principal executive offices) (Zip Code)

                                                             860-403-5000
                                         (Registrant's telephone number, including area code)

Item 5.  Other Information.

         On March 19, 2002, The Phoenix Companies, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits.

         99.1     Press release of The Phoenix Companies Inc., dated March 19, 2002, regarding announcement of new member of  the company's Board of Directors.

                                                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     THE PHOENIX COMPANIES, INC.

                                                     By:      /s/ Carole A. Masters
                                                              Name:    Carole A. Masters
                                                              Title:   Vice President and Counsel

         Date: March 25, 2002
                                                                 EXHIBIT INDEX

Exhibit Number                                    Exhibit
99.1                                              Press release of The Phoenix Companies Inc., dated March 19, 2002, regarding announcement of new member of  the company's Board of
                                                  Directors.

                                                                                                                           Exhibit 99.1

         [PHOENIX LOGO]

N E W S    R E L E A S E

                                              GRAY JOINS THE PHOENIX COMPANIES, INC. BOARD

HARTFORD, Conn., March 19, 2002 - Ann Maynard Gray, former president of the Diversified Publishing Group of Capital Cities/ABC, Inc.,
has joined the board of directors of The Phoenix Companies, Inc.

As president of the Diversified Publishing Group, Gray directed operating units that published several dozen magazines, newspapers and book titles every month. Prior to that, Gray held a number of senior financial and management positions at Capital Cities/ABC, including senior vice president, Finance, ABC Television Network Group, vice president, Management Information Systems and
Telecommunications, and Treasurer, among others. She began her career with Chase Manhattan Bank, and also worked at Chemical Bank.

Gray is currently a board member of Duke Energy Corporation and Elan Corporation PLC and is a Trustee of the J.P. Morgan Funds. She
was a board member of PanEnergy Corp, prior to its merger with Duke Power, and is a former director of Amax and its successor company, Cyprus Amax Minerals Company. She is a former member of the boards of Carteret Savings Bank and Neuberger & Berman Fixed
Income Funds. She is a member of the Board of Trustees of Cancer Care, Inc and previously served as a trustee of the Martha Graham
Center of Contemporary Dance.

The Phoenix Companies, Inc. (NYSE:PNX) is a leading provider of wealth management products and services to individuals and institutions.  Through a variety of advisors and financial services firms, Phoenix helps the affluent and high net worth accumulate, preserve and transfer their wealth with an innovative portfolio of life insurance, annuity and investment management products and services.  With a history dating to 1851, The Phoenix Companies, Inc. has two principal operating subsidiaries, Phoenix Life
Insurance Company and Phoenix Investment Partners, Ltd., and offers trust services through another subsidiary, Phoenix National Trust
Company.  Phoenix has corporate offices in Hartford, Conn.  For more information on Phoenix, visit www.phoenixwm.com.